                           RENAISSANCERE HOLDINGS LTD.
                        2004 STOCK OPTION INCENTIVE PLAN

1.   PURPOSE

     The purpose of the Plan is to provide a means through which the Company and its Subsidiaries can retain key employees by providing meaningful incentive compensation that is payable only in the event of acceptable long-term investment performance for the Company's stockholders by virtue of growth in the
Fair Market Value of the Stock.

2.   DEFINITIONS

     The following definitions shall be applicable throughout the Plan.

     (a) "Affiliate" of any individual or entity means an individual or entity that is directly or indirectly through one or more intermediaries controlled by or under common control with the individual or entity specified.

     (b) "Base Annual Dividend Amount" means, for fiscal year 2004, an amount equal to $0.76, and for any subsequent fiscal year, an amount equal to the Base
Annual Dividend Amount for 2004 increased at a compounded annual growth rate of
10% from 2004 through and including such fiscal year, subject to adjustment as provided in Section 9.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Cause" shall mean the definition of such term in a Participant's employment agreement, or in the absence of such an agreement, (1) a
Participant's failure to substantially perform the Participant's duties as an employee of the Company or a Subsidiary, (2) the engaging by the Participant in misconduct which is injurious to the Company or a Subsidiary, monetarily or otherwise, (3) the commission by the Participant of an act of fraud or embezzlement against the Company or a Subsidiary, or (4) the conviction of the
Participant of a felony.

     (e) "Change in Control" means:

          (i)    the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a
                 "Person") of beneficial ownership (within the meaning of Rule
                 13d-3 promulgated under the Exchange Act) of securities
                 representing more than 50% of the value and voting power of all of the Company's outstanding equity securities (the
                 "Outstanding Equity Securities"); provided, however, that the following acquisitions shall not constitute a Change in
                 Control: (A) any acquisition by the Company, or (B) any
                 acquisition by a corporation pursuant to a merger,
                 consolidation or other similar transaction (a "Corporate
                 Event") if, as a result of such Corporate Event, (1)
                 substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Equity
                 Securities immediately prior to such Corporate Event
                 beneficially own, directly or indirectly,

                 securities representing more than 50% of the value and voting power of the then outstanding equity securities of the
                 corporation resulting from such Corporate Event (including a corporation which, as a result of such transaction, owns the
                 Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in
                 substantially the same proportions as their ownership,
                 immediately prior to such Corporate Event, of the Outstanding
                 Equity Securities, and (2) no Person other than any corporation resulting from such Corporate Event, beneficially owns,
                 directly or indirectly, securities representing more than 50%
                 of the value and voting power of the then outstanding equity securities of the corporation resulting from such Corporate
                 Event;

          (ii)   the date upon which individuals who as of the date hereof
                 constitute a majority of the Board (the "Incumbent Board")
                 cease to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof, whose election, or nomination for election by the
                 Company's shareholders, was approved by a vote of at least a majority of the directors then comprising of the Incumbent
                 Board, shall be considered as though such individual was a member of the Incumbent Board;

          (iii)  the sale or disposition of all or substantially all of the assets of the Company; or

          (iv)   a dissolution or liquidation of the Company.

     (f) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     (g) "Committee" means the Compensation/Governance Committee of the Board or such other committee of at least two people as the Board may appoint to administer the Plan, as determined by the Board, provided that in any case each member of such committee shall be "independent" for purposes of NYSE listing standards.

     (h) "Company" means RenaissanceRe Holdings Ltd., a Bermuda company.

     (i) "Date of Grant" means the date on which the granting of an Option is authorized or such other date as may be specified in such authorization.

     (j) "Disability" means, with respect to any particular Participant, the definition of such term in a Participant's employment agreement, without regard to whether the term of such employment agreement has expired, or in the absence of such agreement, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed when such disability commenced, as determined by the Board based upon medical evidence acceptable to it.

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     (k) "Eligible Person" means any officer or any other person regularly employed by the Company or a Subsidiary.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Extraordinary Dividend" means a dividend declared on the Stock in excess of Base Annual Dividend Amount for the fiscal year in which such dividend is declared.

     (n) "Fair Market Value" means as of any date when the stock is quoted on the National Association of Securities Dealers Automated Quotation System
("NASDAQ") National Market System ("NMS") or listed on one or more national securities exchanges, the average closing trading price reported on NASDAQ-NMS or the principal national securities exchange on which such Stock is listed and traded for the five-day period preceding such date. If the Stock is not quoted on NASDAQ-NMS or listed on such an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Board to be the fair market value of the Stock based upon a good faith attempt to value the Stock accurately.

     (o) "Grant Date Market Value" means, with respect to any Option granted under the Plan, the Fair Market Value of a share of Stock on the Date of Grant for such Option, subject to adjustment as provided in Section 9.

     (p) "Non-Employee Director" means a person who is a "non-employee director"
within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule or regulation.

     (q) "Option" means an Option granted under Section 7 of the Plan. Options granted under the Plan are not intended to qualify as "incentive stock options"
within the meaning of Section 422 of the Code.

     (r) "Option Period" means the period described in Section 7(c).

     (s) "Option Price" means the exercise price set for an Option described in
Section 7(a).

     (t) "Participant" means an Eligible Person who has been selected by the
Committee to participate in the Plan and to receive an Option.

     (u) "Plan" means this 2004 Stock Option Incentive Plan.

     (v) "Securities Act" means the Securities Act of 1933, as amended.

     (w) "Stock" means the full voting common shares, par value $1.00 per share, of the Company.

     (x) "Stock Option Agreement" means the agreement between the Company and a
Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties as required in Section 7(d).

     (y) "Subsidiary" means any subsidiary of the Company as defined in Section
424(f)

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of the Code.

3.   EFFECTIVE DATE, DURATION AND SHAREHOLDER APPROVAL

     The Plan is effective as of May 20, 2004, the date on which the Plan was adopted by the Board subject to its approval by the Company's shareholders.

     The expiration date of the Plan, after which no Options may be granted hereunder, shall be May 20, 2014; provided, however, that the administration of the Plan shall continue in effect until all matters relating to the payment of
Options previously granted have been settled.

4.   ADMINISTRATION

     The Committee shall administer the Plan. Unless otherwise determined by the
Board, each member of the Committee shall, at the time such member takes any action with respect to an Option granted to a Participant who is an "insider"
for purposes of Section 16 of the Exchange Act, be a Non-Employee Director. A
quorum shall consist of at least one member of the Committee. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall have exclusive power to:

     (a) Select the Eligible Persons to participate in the Plan;

     (b) Determine the nature and extent of the Options to be made to each
Eligible Person;

     (c) Determine the time or times when Options will be made to Eligible
Persons;

     (d) Determine the duration of each Option Period;

     (e) Determine the conditions to which the payment of Options may be subject;

     (f) Prescribe the form of Stock Option Agreement; and

     (g) Cause records to be established in which there shall be entered, from time to time as Options are made to Participants, the date of each Option, the number of Options granted by the Committee to each Participant, the expiration date and the Option Period.

     The Committee shall have the authority to interpret the Plan and, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any documents evidencing Options granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

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5.   GRANT OF OPTIONS; SHARES SUBJECT TO THE PLAN

     The Committee may, from time to time, grant Options to one or more Eligible
Persons; provided, however, that:

     (a) subject to Section 9, the aggregate number of shares of Stock reserved and available for issuance pursuant to Options under the Plan is 6,000,000;

     (b) such shares shall be deemed to have been used in payment of Options only to the extent they are actually delivered, and in the event any Option shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Options under the Plan;

     (c) the number of shares of Stock available for issuance shall be increased by the number of shares tendered to or withheld by the Company in connection with the payment of the purchase price or tax withholding obligations relating to any Option hereunder; and

     (d) stock delivered by the Company in settlement of Options under the Plan may be authorized and unissued Stock or Stock held in the treasury of the
Company or may be purchased on the open market or by private purchase.

6.   ELIGIBILITY

     Participation shall be limited to Eligible Persons who have received notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.   GRANT OF OPTIONS

     The Committee is authorized to grant one or more Options to any Eligible
Person. Each Option so granted shall be subject to the following conditions:

     (a)  OPTION PRICE.

          (i)    INITIAL EXERCISE PRICE. The initial exercise price per share of
                 Stock for each Option ("Option Price") shall be set by the
                 Committee at the time of grant but shall not be less than 150%
                 of the Grant Date Market Value with respect to such Option.

          (ii)   ADJUSTMENT OF OPTION PRICE UPON AN EXTRAORDINARY DIVIDEND. In
                 the event that the Company declares an Extraordinary Dividend, the Option Price of each Option which is outstanding on the record date of such dividend shall be reduced by the amount by which the Extraordinary Dividend exceeds the Base Annual
                 Dividend Amount for the fiscal year in which such dividend is declared. The resulting Option Price shall be rounded up or down to the nearest cent.

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          (iii)  ADJUSTMENT OF OPTION PRICE UPON A CHANGE IN CONTROL. In the
                 event of a Change in Control, the Option Price of each Option which is outstanding immediately prior to such Change in
                 Control shall be equal to the Grant Date Market Value with respect to such Option, reduced by the amount of Extraordinary
                 Dividends declared since the Date of Grant of such Option, plus the product of (A) times (B), where (A) equals the dollar
                 amount by which the Option Price of such Option exceeds the
                 Grant Date Market Value with respect to such Option, and (B)
                 equals a fraction, the numerator of which is the number of calendar days which have transpired from the Date of Grant of such Option through and including the date of execution of the definitive agreement for the transaction which constitutes such
                 Change in Control, and the denominator of which is the number of calendar days in the full Option Period (as hereinafter defined) of such Option, as determined by the Committee
                 pursuant to Section 7(c) at the time such Option was granted.
                 The resulting Option Price shall be rounded up or down to the nearest cent.

          (iv)   Except as specifically provided in this Section 7(a) and
                 Section 9, the Committee may not reduce the exercise price of any outstanding Options. Options granted under the Plan may not be "repriced" as defined in NYSE Listing Standards.

     (b) MANNER OF EXERCISE AND FORM OF PAYMENT. Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full, upon exercise of the Options (i) in immediately available funds in United States dollars, by certified or bank cashier's check; (ii) by surrender to the Company of shares of Stock; (iii) by a combination of (i) and (ii); (iv) by delivery of a notice of "net exercise" to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Options so exercised reduced by the number of shares of Stock equal to the aggregate Option Price of the Options divided by the Fair Market Value on the date of exercise; or (v) by any other means approved by the Committee. Anything herein to the contrary notwithstanding, the Company shall not directly or indirectly extend or maintain credit, or arrange for the extension of credit, in the form of a personal loan to or for any director or executive officer of the Company through the Plan in violation of Section 402 of the Sarbanes-Oxley Act of 2002 ("Section 402 of
SOX"), and to the extent that any form of payment would, in the opinion of the
Company's counsel, result in a violation of Section 402 of SOX, such form of payment shall not be available.

     (c) OPTION PERIOD AND EXPIRATION. Unless otherwise determined by the
Committee, Options shall vest and become exercisable subject to Section 9, not earlier than the fourth anniversary of the Date of Grant. Options shall expire after such period (the "Option Period"), as may be determined by the Committee not to exceed ten years from the Date of Grant. The Committee may in its sole discretion accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to exercisability. The Committee may provide in the applicable Stock Option
Agreement that, at any time prior to the vesting of an Option, such Option may be subject to forfeiture, in whole or in part, upon failure of the Participant to satisfy any subjective or objective criteria established by the Committee in its sole discretion, including a reduction of such Participant's contributions to

                                        6

the Company relative to expectations of such contributions at the time such
Option was granted. Unless otherwise specifically determined by the Committee or as provided below, the vesting of an Option shall occur only while the
Participant is employed by the Company or its Subsidiaries and all vesting shall cease upon a Participant's termination of employment for any reason. If an
Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.
Unless otherwise stated in the applicable Stock Option Agreement, the Option shall expire earlier than the end of the Option Period in the following circumstances:

          (i)    IN GENERAL. In the event a Participant's employment with the
                 Company or a Subsidiary is terminated for any reason other than the Participant's death or Disability, all Options which have not vested as of the date of such termination shall be
                 immediately forfeited. The Participant shall have a period of up to 90 days within which to exercise any Options which were vested as of the date of termination, and such vested Options shall lapse and be cancelled to the extent not so exercised.

          (ii)   DEATH OR DISABILITY. In the event a Participant's employment with the Company or a Subsidiary is terminated by reason of the
                 Participant's death or Disability or if such Participant shall die or become disabled within 30 days of the Participant's involuntary termination of employment other than for Cause, all
                 Options which have not vested as of the date of such
                 termination shall become immediately vested. Such Participant
                 (or such Participant's estate) shall have up to one year after such termination to exercise vested Options.

     (d) STOCK OPTION AGREEMENT - OTHER TERMS AND CONDITIONS. Each Option
granted under the Plan shall be evidenced by a Stock Option Agreement, which may be in paper or electronic format and which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated
otherwise in such Stock Option Agreement, shall be subject to the following terms and conditions:

          (i)    Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

          (ii)   Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise.

          (iii)  Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be
                 exercisable during the Participant's lifetime only by him;
                 provided, however, that the Committee may, in its sole
                 discretion, at the time of grant or at any time thereafter, allow any Participant to transfer any Option, subject to such conditions or limitations set forth in Section 8(k) hereof.

          (iv)   Upon demand by the Committee for such a representation, the
                 Participant shall deliver to the Committee at the time of any exercise of an Option a

                                        7

                 written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

8.   GENERAL

     (a) ADDITIONAL PROVISIONS OF AN OPTION. Options under the Plan also may be subject to such other provisions as the Committee determines appropriate including, without limitation, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Option, provisions giving the Company the right to repurchase Options and/or shares of
Stock acquired under any Option, and provisions to comply with Federal and state securities laws and Federal, state tax or other applicable withholding requirements. Any such provisions shall be reflected in the applicable Stock
Option Agreement.

     (b) PRIVILEGES OF STOCK OWNERSHIP. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.

     (c) GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of Options in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the
Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of
Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     (d) TAX WITHHOLDING. The Company shall have the right to deduct from any payment to a Participant pursuant to the Plan any federal, state or local income or other taxes required by law to be withheld in respect thereof. It shall be a condition to the obligation of the

                                        8

Company to issue stock to a Participant upon the exercise of an Option by such
Participant that such Participant (or any beneficiary or person entitled to exercise such Option) pay to the Company, upon demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or other applicable taxes. In the event any such amount so requested is not paid, the Company may refuse to issue Common Shares to such
Participant upon the exercise by such Participant of Options. Unless the
Committee shall in its sole discretion determine otherwise, payment for taxes required to be withheld may be made in whole or in part by an election by a
Participant, in accordance with such rules as may be adopted by the Committee from time to time, (i) to have the Company withhold Common Shares otherwise issuable upon exercise of Options having a Fair Market Value equal to the minimum legally required tax withholding liability and/or (ii) to tender to the
Company Common Shares having a Fair Market Value equal to such tax withholding liability.

     (e) CLAIM TO OPTIONS AND EMPLOYMENT RIGHTS. No individual shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option.
Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or a
Subsidiary.

     (f) DESIGNATION AND CHANGE OF BENEFICIARY. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Option due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be the Participant's spouse or, if the Participant is unmarried at the time of death, the Participant's estate.

     (g) PAYMENTS TO PERSONS OTHER THAN PARTICIPANTS. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the
Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

     (h) NO LIABILITY OF COMMITTEE MEMBERS. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or

                                        9

power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including reasonable out of pocket counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, under any agreement with the Company or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     (i) GOVERNING LAW. The Plan shall be governed by and construed in accordance with the internal laws of Bermuda, without regard to the principles of conflicts of law thereof.

     (j) FUNDING. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the
Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

     (k) NONTRANSFERABILITY. A person's rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated, or transferred or otherwise disposed of, mortgaged, pledged or encumbered except, in the event of a Participant's death, to a designated beneficiary to the extent permitted by the Plan, or in the absence of such designation, by will or the laws of descent and distribution. Notwithstanding anything in this Section 8(k) to the contrary, the Committee may, in its sole discretion, at the time of grant or at any time thereafter, allow any Participant to transfer to the Participant's "family members" Options. For purposes of this Section 8(k), the term "family members"
shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the
Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

     (l) RELIANCE ON REPORTS. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its
Subsidiaries and upon any other information furnished in connection with the
Plan by any person or persons other than himself.

     (m) RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group

                                       10

insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided in such other plan.

     (n) EXPENSES. The expenses of administering the Plan shall be borne by the
Company and its Subsidiaries.

     (o) PRONOUNS. Masculine pronouns and other words of masculine gender shall refer to both men and women.

     (p) TITLES AND HEADINGS. The titles and headings of the sections in the
Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

     (q) TERMINATION OF EMPLOYMENT. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with a Subsidiary or vice versa shall not be deemed to have terminated employment or service with the Company or a Subsidiary.

9.   CHANGES IN CAPITAL STRUCTURE AND CHANGE IN CONTROL

     Options under the Plan shall be subject to adjustment or substitution, as determined by the Board in its reasonable discretion, as to the number, price or kind of shares or other consideration subject to such Options or as otherwise determined by the Board to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company, by reason of share dividends, share splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Options or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, in the event of any such adjustments, exchanges or substitution, the aggregate number of shares of Stock available under the Plan, the Base Annual Dividend Amount, and the Grant Date Market Value
shall be appropriately and equitably adjusted, as determined by the Board in its reasonable discretion.

     In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or in any Option agreement, all outstanding Options shall automatically vest. In addition, in the discretion of the Board, all Options which are outstanding on the date of such Change in Control may be deemed exercised, and in exchange for such Options, Participants shall be paid a cash amount based on the difference between (1) the price per share paid for the
Stock in connection with such Change in Control, and (2) the Option Price (after taking into account any adjustment pursuant to Section 7(a)(iii) in connection with such Change in Control).

10.  NONEXCLUSIVITY OF THE PLAN

     Neither the adoption of this Plan by the Board nor the submission of this
Plan to the stockholder of the Company for approval shall be construed as creating any limitations on the

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power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

11.  AMENDMENTS AND TERMINATION

     The Board may at any time terminate the Plan. Subject to Section 9, with the express written consent of an individual Participant, the Board or the
Committee may cancel or reduce or otherwise alter outstanding Options if, in its judgment, the tax, accounting, or other effects of the Plan or potential payouts thereunder would not be in the best interest of the Company. The Board or the
Committee may, at any time, or from time to time, amend or suspend and, if suspended, reinstate, the Plan in whole or in part; provided, however, that without further stockholder approval neither the Board nor the Committee shall make any amendment to the Plan which would require shareholder approval under
NYSE listing standards or any applicable laws.

                                *       *       *

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